UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2016

ARCH COAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One City Place Drive, Suite 300, St. Louis, Missouri

(Address of principal executive offices)

Registrant’s telephone number, including area code: (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership

As previously disclosed, on January 11, 2016 (the “Petition Date”), Arch Coal, Inc. (“Arch Coal” or “we” and, following the effective date of the Plan (as defined below), “Reorganized Arch Coal”) and substantially all of Arch Coal’s wholly owned domestic subsidiaries (the “Filing Subsidiaries” and, together with Arch Coal, the “Debtors”; the Debtors, solely following the effective date of the Plan, the “Reorganized Debtors”) filed voluntary petitions for reorganization (collectively, the “Bankruptcy Petitions”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Missouri (the “Bankruptcy Court”).

Confirmation of Plan of Reorganization

On September 13, 2016, the Bankruptcy Court entered an order, Docket No. 1324 (the “Confirmation Order”), attached hereto as Exhibit 2.1, confirming the Debtors’ Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated September 11, 2016 (the “Plan”). The Plan incorporates by reference certain documents filed with the Bankruptcy Court as part of the “Plan Supplement.” A copy of the Plan is attached hereto as Exhibit 2.2.

The Plan will not become effective until certain conditions are satisfied or waived, including, (a) the documents governing the Reorganized Debtors’ new $326.5 million first lien debt facility (the “New First Lien Debt Facility”) shall have been duly executed and delivered by the Reorganized Debtors parties thereto, and all conditions precedent to the consummation of the New First Lien Debt Facility shall have been waived or satisfied in accordance with the terms thereof, and the closing of the New First Lien Debt Facility shall have occurred; (b) the Debtors’ existing securitization facility shall be reinstated on terms substantially as set forth in the Plan Supplement; (c) all documents and agreements necessary to implement the Plan, including the Plan Supplement and the Confirmation Order, shall have been executed; and (d) the Debtors shall have received all authorizations, consents, regulatory approvals, rulings, letters, no-action letters, opinions or documents that are necessary to implement the Plan and that are required by law, regulation or order. The date on which all conditions to the effectiveness of the Plan have been satisfied or waived will be the “Effective Date” of the Plan. It is possible that amendments could be made to the Plan prior to effectiveness.

The following is a summary of certain provisions of the Plan, as confirmed by the Bankruptcy Court pursuant to the Confirmation Order, and is not intended to be a complete description of the Plan. The following summary is qualified in its entirety by reference to the full text of the Plan (including the Plan Supplement), which is attached hereto as Exhibit 2.2 and is incorporated by reference herein.

Treatment of Claims

The Plan contemplates that:

•                  Holders of allowed administrative expense claims, priority claims (other than administrative expense claims and priority tax claims) and secured claims (other than claims arising under priority claims, the prepetition first lien credit facility and prepetition second lien notes) will be paid in full.

•                  Holders of allowed claims arising under the Debtors’ prepetition first lien credit facility (“First Lien Credit Facility”) will receive their pro rata distribution of (i) total cash payments equal to the greater of (A) $144,796,527.78 less the amount of the adequate protection payments and (B) $30,000,000; (ii) $326.5 million in principal amount of New First Lien Debt Facility; and (iii) 94% of the common stock of Reorganized Arch Coal (the “New Common Stock”), subject to dilution on account of (a) any Class A Common Stock (as defined below) issued upon exercise of the warrants (the “New Warrants”) issued pursuant to the Plan to purchase up to 12% of the fully diluted Class A Common Stock as of the Effective Date and exercisable at any time for a period of 7 years from the Effective Date at a strike price calculated based on a total equity capitalization of $1.425 billion and (b) the issuance of New Common Stock in an amount of up to 10% of the New Common Stock, on a fully diluted basis, pursuant to a management incentive plan (the “Management Incentive Plan”).

•                  Holders of allowed claims on account of prepetition second lien or unsecured notes (the “Prepetition Notes”) will receive their pro rata distribution of (i) $22.636 million in cash, (ii) at such holder’s election, either (A) such holder’s pro rata share of the New Warrants or (B) such holder’s pro rata share of $25 million in cash and (iii) 6% of the New Common (subject to dilution on account of any exercise of the New Warrants and pursuant to the Management Incentive Plan).

•                  Holders of allowed general unsecured claims against Debtors (other than claims on account of the First Lien Credit Facility or Prepetition Notes) will receive their pro rata distribution of $7.364 million cash, less fees and expenses incurred by any professionals retained by a claims oversight committee up to $200,000.

•                  The Reorganized Debtors will waive and release any claims or causes of action that they have, had, or may have that are based on sections 502(d), 544, 545, 547, 548, 549, 550, 551, 553(b) and 724(a) of the Bankruptcy Code and analogous non- bankruptcy law for all purposes against (i) prepetition trade creditors and (ii) officers, directors, employees or representatives of the Debtors or the Reorganized Debtors and all agents and representatives of all of the foregoing. However, the Reorganized Debtors will retain the right to assert any said claims as defenses or counterclaims in any cause of action brought by any creditor.

New First Lien Debt Facility

Pursuant to the Plan and a condition to its effectiveness, holders of allowed claims on account of the First Lien Credit Facility will receive their pro rata share of the New First Lien Debt Facility to be entered into on the Effective Date in an aggregate original principal amount of $326.5 million. The New First Lien Debt Facility will mature on the date that is five years after the Effective Date. Wilmington Trust, National Association will serve as administrative agent and collateral agent thereunder.

Borrowings under the New First Lien Debt Facility will bear interest at a per annum rate equal to, at the option of Arch Coal, either (i) a London interbank offered rate plus an applicable margin of 9%, subject to a 1% LIBOR floor, or (ii) a base rate plus an applicable margin of 8%. Interest payments will be payable quarterly in cash, unless the Debtors’ liquidity after giving effect to the applicable interest payment would not exceed $300 million, in which case interest will be payable in kind.

The New First Lien Debt Facility will be guaranteed by all wholly owned domestic subsidiaries of Arch Coal subject to customary exceptions, and will be secured by first priority security interests on substantially all assets of each Reorganized Debtor, including 100% of the voting equity interests of directly owned domestic subsidiaries and 65% of the voting equity interests of directly owned foreign subsidiaries, subject to customary exceptions.

Securitization Facility

On the Effective Date, Arch Coal expects to extend and amend the existing $200 million trade accounts receivable securitization facility provided to Arch Receivable Company, LLC, a non-debtor special-purpose entity that is a wholly owned subsidiary of Arch Coal (“Arch Receivable”) (the “Extended Securitization Facility”), which will continue to support the issuance of letters of credit and will also reinstate Arch Receivable’s ability to request cash advances as existed prior to the Petition Date.  The Extended Securitization Facility will terminate at the earliest of (i) three years from the Effective Date, (ii) if the Liquidity (defined in the Extended Securitization Facility) is less than $175,000,000 for a period of 60 consecutive days, the date that is the 364th day after the first day of such 60 consecutive day period and (iii) the occurrence of certain predefined events substantially consistent with the existing transaction documents.  Under the Extended Securitization Facility, Arch Receivable and certain of the Reorganized Debtors party to the Extended Securitization Facility will grant to the administrator of the Extended Securitization Facility a first priority security interest eligible trade accounts receivable generated by such Debtors from the sale of coal and all proceeds thereof.

Post-Emergence Directors and Officers

On the Effective Date, the term of the members of the Arch Coal board of directors shall expire and such members shall be replaced by a new board of directors, the classification and composition of which shall be consistent with the certificate of incorporation of Reorganized Arch Coal (the “New Certificate of Incorporation”) and the bylaws of Reorganized Arch Coal (the “New Bylaws”). Pursuant to the Plan, as of the Effective Date, John W. Eaves, who was an existing director of Arch Coal, and Patrick Bartels, James N. Chapman, Sherman K.

Edmiston III,  Patrick A. Kriegshauser, Richard A. Navarre and Scott D. Vogel, will become directors of Reorganized Arch Coal. Pursuant to the Plan, the members of the boards of directors of the Filing Subsidiaries before the Effective Date shall continue to serve in their current capacities as of the Effective Date. In addition, pursuant to the Plan, the principal officers of each Debtor immediately before the Effective Date will be the officers of the corresponding Reorganized Debtor as of the Effective Date.

Wyoming Self-Bonding

No later than 15 days after the Effective Date, Arch Western Resources, LLC, Thunder Basin Coal Company, L.L.C., Arch of Wyoming, LLC and Energy Development Co. will replace all former self-bonds relating to reclamation obligations in the State of Wyoming with surety, cash or collateralized financial assurances.

Equity Securities to be Authorized, Issued and Reserved for Issuance After Emergence

Arch Coal currently has 21,298,872 shares of common stock, par value $0.01 per share, issued and outstanding. On the Effective Date, all outstanding shares of Arch Coal’s common stock will be cancelled and extinguished, and any rights of any holder in respect thereof, will be deemed cancelled, discharged and of no force or effect.

On the Effective Date, Reorganized Arch Coal will file with the Secretary of State of the State of Delaware an Amended & Restated Certificate of Incorporation authorizing the issuance of 25 million shares of New Common Stock, divided among Class A common stock, par value $0.01 per share (“Class A Common Stock”), Class B common stock, par value $0.01 per share (“Class B Common Stock”), and 50,000,000 shares of preferred stock, par value $0.01 per share.  The Class B Common Stock will have identical terms to the Class A Common Stock, except that the Class B Common Stock will not be listed on any national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On the Effective Date, Reorganized Arch Coal will issue or reserve for issuance shares of New Common Stock for distribution in accordance with the Plan. Pursuant to the Plan, 25 million shares of New Common Stock will be issued to the holders of allowed claims on account of the First Lien Credit Facility and holders of allowed claims on account of Prepetition Notes, as discussed above under “Treatment of Claims.”  Reorganized Arch Coal will reserve for issuance the maximum number of shares of Class A Common Stock issuable upon exercise and settlement of the New Warrants (assuming all New Warrants are physically settled) and a sufficient number of shares pursuant to honor incentive awards to be granted under the Management Incentive Plan.

Treatment of Executory Contracts or Unexpired Leases

On the Effective Date, pursuant to sections 365 and 1123 of the Bankruptcy Code, each executory contract and unexpired lease to which any Debtor is a party shall be deemed automatically rejected by the Debtors, except for any executory contract or unexpired lease that (i) has been assumed or rejected pursuant to an order of the Bankruptcy Court entered before the Effective Date, (ii) is the subject of a motion to assume or reject pending on the Effective Date, (iii) is assumed, rejected or otherwise treated pursuant to Section 9.3 of the Plan, (iv) is listed on Schedule 9.2(a) or 9.2(b) of the Plan.

Assets and Liabilities

As of July 31, 2016, the total assets and liabilities of Arch Coal were approximately $4.6 billion and $3 billion, respectively. This financial information has not been audited or reviewed by Arch Coal’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.

Item 8.01 Other Events

On September 13, 2016, Arch Coal issued a press release announcing the Confirmation Order. A copy of the press release is included herein as Exhibit 99.1. The press release, including the information contained therein, is furnished pursuant to Item 7.01, is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any of Arch Coal’s previous or future filings under the Securities Act of 1933, as amended.

Forward-Looking Statements

This Report contains “forward-looking statements” – that is, statements related to future, not past, events, including Arch Coal’s outlook.  In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.”  Forward-looking statements by their nature address matters that are, to different degrees, uncertain.  For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from potential demands for additional collateral for self-bonding; from any potential restructuring we do; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature.  These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements.  We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.  For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description
2.1	Order Confirming Debtors’ Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code on September 13, 2016
2.2	Debtors’ Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code.
99.1	Press release issued by Arch Coal on September 13, 2016.

The Bankruptcy Court filed the following exhibits to the Confirmation Order, which, as permitted by Item 601(b)(2) of Regulation S-K, have been omitted from this Current Report on Form 8-K. Arch Coal will furnish supplementally a copy of any exhibit to the Confirmation Order to the Securities and Exchange Commission upon request.

•                  Exhibit A: the Plan

•                  Exhibit B: Notice of Confirmation

In addition, the Debtors filed with the Bankruptcy Court the following exhibits to the Plan, which, as permitted by Item 601(b)(2) of Regulation S-K, have been omitted from this Current Report on Form 8-K. Arch Coal will furnish supplementally a copy of any exhibit to the Plan to the Securities and Exchange Commission upon request.

•                  Exhibit 1 to the Notice of Filing of Second Amended Plan Schedules: Plan Schedule 9.2(a): Executory Contracts and Unexpired Leases to be Assumed;

•                  Exhibit 2 to the Notice of Filing of Amended Plan Schedules: Plan Schedule 9.2(b): Executory Contracts and Unexpired Leases to be Rejected;

•                  Exhibit 1 to Notice of Filing of Plan Supplements: Form of New Certificate of Incorporation of Reorganized Arch Coal;

•                  Exhibit 2 to Notice of Filing of Plan Supplements: Form of New Bylaws of Reorganized Arch Coal;

•                  Exhibit 3 to Notice of Filing of Plan Supplements: Form of New Warrants agreement;

•                  Exhibit 4 to Notice of Filing of Plan Supplements: Preliminary Summary of Terms for the Proposed Extended and Amendment of the Securitization Facility;

•                  Exhibit 5 to Notice of Filing of Plan Supplements: Form of New First Lien Debt Facility;

•                  Exhibit 6 to Notice of Filing of Plan Supplements: Restructuring Transactions; and

•                  Exhibit 7 to Notice of Filing of Plan Supplement: Composition of the New Board of Reorganized Arch Coal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2016

ARCH COAL, INC.

By:	/s/ Robert G. Jones
	Name:	Robert G. Jones
	Title:	Senior Vice President — Law, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Order Confirming Debtors’ Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code on September 13, 2016
2.2	Debtors’ Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code.
99.1	Press release issued by Arch Coal on September 13, 2016.